FORWARD FUNDS

Forward International Fixed Income Fund

Supplement dated February 14, 2011

to the

Forward Funds Investor Class and Institutional Class Shares Prospectus (the “No-Load Prospectus”); Forward Funds Class A Shares, Class B Shares, Class C Shares and Class M Shares Prospectus (the “Load Prospectus”); Summary Prospectus for Investor Class and Institutional Class Shares of the Forward International Fixed Income Fund (the “No-Load Summary Prospectus”); and Summary Prospectus for Class C Shares of the Forward International Fixed Income Fund (the “Load Summary Prospectus”)

each dated May 1, 2010, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME

AND INVESTMENT POLICY

The following information applies to the Forward International Fixed Income Fund (the “Fund”) only:

At a meeting of the Board of Trustees (the “Board”) of Forward Funds (the “Trust”) on December 14-15, 2010, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of the Fund: (i) a change of name of the Fund, to be effective May 1, 2011; (ii) changes to the principal investment strategies and principal risks of the Fund, to be effective May 1, 2011; and (iii) the addition of a new primary index for the Fund, to be effective May 1, 2011.

Change of Name

Effective May 1, 2011, the name of the Fund shall be changed to the “Forward EM Corporate Debt Fund.”

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Changes to Principal Investment Strategies and Principal Risks

Effective May 1, 2011, the Fund’s principal investment strategies and corresponding principal risks shall be changed in order to incorporate a new investment strategy of investing at least 80% of the Fund’s net assets (including any borrowing for investment purposes) in a portfolio of fixed income securities of companies located in emerging market countries. The Fund shall seek to capitalize on the inefficient emerging market corporate bond market by offering exposure primarily to euro- and U.S.-dollar-denominated fixed income securities of emerging market issuers, and related derivatives. The Fund’s investments shall include, but will not be limited to, the following: public and private investment-grade debt securities; public and private non-investment-grade and un-rated debt securities; loans; options; convertible or perpetual debt; credit default swaps of corporate issuers or indices; and exchange traded funds (ETFs) that provide exposure to fixed income securities of issuers in emerging market countries.

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Addition of New Primary Index

Effective May 1, 2011, in connection with the aforementioned changes to the Fund’s principal investment strategies, the Credit Suisse Emerging Market Corporate Bond Index shall be added as the new primary index for the Fund. Forward Management, LLC, the Fund’s investment advisor, and SW Asset Management, LLC, the Fund’s sub-advisor, recommended the addition to the Board because the new index more closely aligns to the Fund’s new principal investment strategies.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP IFI SW 02142011